Federated American Leaders Fund, Inc.

CLASS K SHARES

Supplement to current Prospectus dated May 31, 2008

Please replace the section entitled “ADVISORY FEES” with the following:

ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.55% of the Fund’s average daily net assets plus 4.50% of the Fund’s gross income. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Gross income includes, in general, discounts earned on U.S. Treasury bills and agency discount notes, interest earned on all interest-bearing obligations, and dividend income recorded on the ex-dividend date but does not include capital gains or losses or reduction for expenses.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated March 31, 2008.

May 29, 2008

Federated Securities Corp., Distributor

Cusip 313914509
38661 (5/08)